Discontinued Operations (Tables)	6 Months Ended
Jun. 30, 2026
Discontinued Operations [Abstract]
Schedule of Discontinued Operations, Net of Tax

The comparative unaudited condensed consolidated statements of operations have been represented to show the discontinued operations separately from continuing operations. Details of the results from discontinued operations, net of tax are set out below:

	For the six months ended June 30,
	2026*	2025
	(Unaudited)	(Unaudited)
Discontinued Operations:
Revenues	$-	$292
Cost of revenues	-	(613)
General and administrative expenses	(187)	(2,890)
Research and development expenses	(4)	(34)
Other income, net	12	5,819
Interest expenses, net	(1,350)	(2,570)
Net gain from discontinued operations	89,277	-
Income tax provision	-	-
Income from discontinued operations, net of tax	$87,748	$4

*	The result of discontinued operations included those of discontinued operations from January 1, 2026 to February 5, 2026.